UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

Peter M. Sullivan, Esq.

BNY Mellon Financial Center

One Boston Place, 024-0081

Boston, Massachusetts 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

The Semi-Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

SEMI-ANNUAL REPORT TO MEMBERS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020

This report and the financial statements contained herein are submitted for the general information of members in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective members in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Until March 3, 2020, units of limited liability company interests of the Fund (“Units”) were offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity was available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - September 30, 2020 (unaudited)
	Cost	Value	Percentage of Net Assets
Investment Funds
Opportunistic	$2,551,678	$2,886,258	6.2%
Value	8,776,531	10,826,571	23.4%

Total Investment Funds	$11,328,209	$13,712,829	29.5%

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2020 (unaudited)
Investment Funds*	Units	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Isomer Fund L.P.
Series A-E	†	$1,750,088	$1,999,237	4.3%	Quarterly (a)	45
Series B-E	†	801,590	887,021	1.9%	Quarterly (a)	45

		2,551,678	2,886,258	6.2%

Value
Long Pond Capital, Q.P. Fund, LP
Class B	†	2,403,895	2,864,555	6.2%	Quarterly (a)	60
Class C	†	1,009,739	1,035,005	2.2%	Quarterly (b)	60
Southpoint Qualified Fund, L.P.	†	898,837	2,024,339	4.4%	Quarterly (a)	60
Rivulet Capital Partners, L.P. - Series B	†	4,464,060	4,902,672	10.6%	Annual (c)	60

		8,776,531	10,826,571	23.4%

Total Investment Funds		11,328,209	13,712,829	29.6%

Affiliated Investment
Dreyfus Institutional Treasury
Securities Cash Advantage Fund
Institutional Shares	25,944,166	25,944,166	25,944,166	56.0%	Daily (d)

Total Investments		$37,272,375	39,656,995	85.6%

Other Assets in Excess of Liabilities			6,682,993	14.4%

Total Net Assets			$46,339,988	100.0%

(a)	Investment is subject to a 25% investor level gate.

(b)	Investment is subject to a 12.5% investor level gate.

(c)	Investment is subject to a hard lock-up period with a 50% investor level gate per anniversary year of the investment date. Investment anniversary date is 4/1/19.

(d)	Investment in affiliated money market mutual fund. The 7-day yield at 9/30/20 was 0.01%.

†	Investment Fund is not unitized.

‡	The investment amount has no lock-up or other redemption restrictions.

*	With the exception of the position in Dreyfus Institutional Treasury Securities Cash Advantage Fund, all other investments are restricted and non-income producing.

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

September 30, 2020 (unaudited)

Assets
Investments in funds, at value (Cost $11,328,209) (Note 2A)		$13,712,829
Investments in affiliated issuer, at value (Cost $25,944,166) (Note 2E)		25,944,166
Foreign currency (Cost $4,347) (Note 2F)		4,347
Receivable for investments sold		6,853,431

Total assets		46,514,773
Liabilities
Payable for repurchase of Units (Note 8)	$1,713
Accrued investment advisory fees (Note 3)	28,981
Accrued accounting, administration and member services fees	22,237
Accrued professional fees	71,735
Accrued Directors’ fees (Note 3)	46,360
Accrued custody fees (Note 3)	300
Other accrued expenses and other liabilities	3,459

Total liabilities		174,785

Net Assets		$46,339,988

Composition of Net Assets (Note 2)
Paid-in capital		$38,826,096
Total distributable earnings		7,513,892

Net Assets		$46,339,988

Net Asset Value per Unit	$73.91
Number of Units Outstanding (unlimited number of units authorized)	626,983

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the six months ended September 30, 2020 (unaudited)

Investment Income
Dividend income from affiliated investments (Note 2E)		$6,400

Expenses
Investment advisory fee (Note 3)	$364,207
Accounting, administration and member services fees	133,420
Directors’ fees (Note 3)	90,000
Legal fees	303,750
Insurance	69,778
Audit and tax service fees	95,000
Miscellaneous	25,000
Custody fees (Note 3)	11,500

Total expenses		1,092,655

Net investment loss		(1,086,255)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments sold	18,199,864
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,223,127)

Net realized and unrealized gain (loss)		10,976,737

Net Increase in Net Assets Derived from Investment Operations		$9,890,482

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2020 (unaudited)	For the Year Ended March 31, 2020
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(1,086,255)	$(3,384,293)
Net realized gain (loss) on investments sold	18,199,864	20,198,621
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,223,127)	(22,322,617)

Net Increase (Decrease) in Net Assets Derived from Investment Operations	9,890,482	(5,508,289)

Dividend Distributions to Members	—	(17,509,828)
Capital Transactions
Reinvestment of Dividend Distributions	—	13,109,688
Repurchase of Units	(78,003,065)	(84,852,455)

Net Decrease in Net Assets Derived from Capital Transactions	(78,003,065)	(71,742,767)

Total Decrease in Net Assets	(68,112,583)	(94,760,884)
Net Assets
At beginning of period	114,452,571	209,213,455

At end of period	$46,339,988	$114,452,571

Change in Units Outstanding
Units outstanding, at beginning of period	1,695,638	2,572,071
Reinvestments of Dividend Distributions	—	172,879
Units repurchased	(1,068,655)	(1,049,312)

Units outstanding, at end of period	626,983	1,695,638

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the Six Months Ended September 30, 2020 (unaudited)	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Total Return	9.50%	(6.59)%	(2.30)%	6.91%	8.21%	(11.27)%
Ratios to Average Net Assets:
Expenses (1)	1.10%	2.33%	2.04%	1.97%	1.82%	1.75%
Net Investment Loss	(1.09)%	(2.15)%	(1.92)%	(1.94)%	(1.81)%	(1.75)%
Portfolio Turnover Rate	0%	14%	28%	12%	9%	7%
Net Assets, End of period (in thousands)	$46,340	$114,453	$209,213	$252,815	$309,872	$414,228

(1)	Expenses of the underlying funds in which the Fund invests are not included in the expense ratio.

For a Unit Outstanding	For the Six Months Ended September 30, 2020 (unaudited)	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2017	For the Year Ended March 31, 2016
Net asset value per Unit, beginning of period	$67.50	$81.34	$91.94	$93.07	$86.69	$103.33
Income (loss) from investment operations
Net investment loss*	(0.78)	(1.72)	(1.68)	(1.84)	(1.63)	(1.71)
Net realized and unrealized gain (loss)	7.19	(2.59)	(0.68)	8.30	8.92	(9.48)

Total from investment operations	6.41	(4.31)	(2.36)	6.46	7.29	(11.19)

Dividend Distributions
Realized gains	—	(9.53)	(8.24)	(7.59)	(0.91)	(5.45)

Total dividend distributions	—	(9.53)	(8.24)	(7.59)	(0.91)	(5.45)

Net asset value per Unit, end of period	$73.91	$67.50	$81.34	$91.94	$93.07	$86.69

*	Per unit data calculated using average units method.

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the six months ended September 30, 2020 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets derived from investment operations	$9,890,482
Adjustments to reconcile net increase in net assets derived from investment operations to net cash provided by operating activities:
Proceeds from sale of long-term investments	95,748,170
Net payments for purchase of short-term investments	(17,162,333)
Net realized gain on investments sold	(18,199,864)
Net change in unrealized depreciation on investments and foreign currency transactions	7,223,127
Decrease in receivable for investments sold	4,795,301
Decrease in prepaid expenses	69,779
Decrease in accrued investment advisory fees	(273,055)
Decrease in accrued professional fees	(135,541)
Decrease in accrued accounting, administration and member services fees	(44,473)
Increase in accrued Directors’ fees	28,667
Decrease in accrued custody fees	(1,480)
Decrease in other accrued expenses and other liabilities	(24,601)

Net cash provided by operating activities	81,914,179

Cash Flows from Financing Activities
Repurchase of Units	(81,914,179)

Net cash used in financing activities	(81,914,179)

Net change in cash and foreign currency	—

Cash and foreign currency at beginning of period	4,347

Cash and foreign currency at end of period	$4,347

Supplemental Non-Cash Activities
Reinvestment of dividend distributions	$—

The accompanying notes are an integral part of the financial statements

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary,” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments. No investments were held in either of the Fund Subsidiaries as of September 30, 2020.

At a meeting held on March 3, 2020, and on the recommendation of Mellon Hedge Advisors LLC (the “Adviser”), the Fund’s investment adviser, the Board of Directors of the Fund (the “Board”) determined that it was in the best interests of members of the Fund (“Members”) to liquidate and dissolve the Fund in accordance with an Agreement and Plan of Liquidation to be adopted by the Board (the “Plan of Liquidation”). The Board approved the Plan of Liquidation at a meeting held on June 9, 2020. Thus, as of the date of these financial statements, the Fund is in the process of liquidating. The Adviser made its recommendation primarily due to the decline in the Fund’s total net assets resulting from repurchases of units of limited liability company interest in the Fund (“Units”), the lack of any significant subscriptions for Units and the corresponding increase in the Fund’s expense ratio. The Adviser has been appointed by the Board to serve as liquidator of the Fund and, in such capacity, has begun the process of liquidating the Fund’s investments in order to raise cash that is being distributed to Members as soon as practicable. The Adviser has the authority under the Plan of Liquidation to take all actions necessary to wind up the affairs of the Fund and to distribute the proceeds of the liquidation of the Fund’s assets to Members.

The Fund commenced the process of liquidating its holdings during the period ended September 30, 2020, and distributed approximately $78,003,065 of the proceeds thereof to Members on August 27, 2020. Because there are Fund assets that cannot be promptly liquidated, the Plan of Liquidation permits assets of the Fund to be contributed to a liquidating trust, in which each Member will have a pro rata interest that is the same as such Member’s pro rata interest in the Fund, and the liquidating trust will make distributions of its assets (net of liabilities) to Members. It is anticipated that the Fund will be terminated in accordance with the laws of the State of Delaware by early December, 2020 and that the final distribution of the assets of the liquidating trust will be made to Members by June 30, 2022.

Prior to the Board’s approval of the liquidation of the Fund, the investment objective of the Fund was to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund operated as a fund of hedge funds that pursued its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”) in which the Fund invested as a limited partner, member or shareholder along with other investors.

The Adviser, a Delaware limited liability company and wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. Effective July 1, 2019, Optima Asset Management LLC (the “Sub-Adviser”), a Delaware limited liability company, serves as the Fund’s non-discretionary sub-investment adviser. Prior to that date, Optima Fund Management LLC (“OFM”) served as the sub-investment adviser to the Fund. On July 1, 2019, the assets of OFM were acquired by FWM Acquisition LLC (“FWM Acquisition”). Immediately following this transaction, FWM Acquisition, which is the successor to the business of OFM, changed its name to Optima Asset Management LLC. Prior to the Board’s approval of the Fund’s liquidation, the Adviser allocated the Fund’s assets to Investment Funds that pursued long/short equity investment strategies, including opportunistic, growth, value and other strategies (including, but not limited to, market neutral, international and event-

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(1) Organization (continued):

driven strategies). The portion of the Fund’s assets allocated to each of opportunistic, growth, value and other strategies was generally expected to range from 15% to 35% of the Fund’s assets. The weightings of the strategies varied over time depending on the Adviser’s assessment of prevailing market and economic conditions and its expectations regarding the performance of the investment strategies and portfolio managers. Allocations were also affected by other factors, including market conditions, changes in the values of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, capacity limitations imposed by Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the period ended September 30, 2020:

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Managers of opportunistic Investment Funds generally vary the composition of their investment portfolios depending on their assessment of the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes. Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

Growth: The growth approach to long/short equity investing seeks to take long positions in the stocks of companies with strong growth potential, while shorting the stocks of companies that lack growth prospects. The investment process for selecting stocks in which to invest primarily focuses on identifying companies that are experiencing or expecting to experience high levels of growth in earnings, profitability, sales or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Value: The value approach to long/short equity investing seeks to identify companies that trade at valuation metrics which the manager of an Investment Fund believes to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers may tend to take long positions in companies that are currently out of favor.

Other:

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Market Neutral: Market neutral investment strategies seek to generate investment returns with low correlation to the performance of the overall equity and fixed income markets. Long/short market neutral equity strategies attempt to neutralize the risk of fluctuations in the equity markets by constructing two diversified portfolios of equity securities, one comprised of long positions in stocks believed to be undervalued, and the other comprised of short positions in stocks believed to be overvalued. As a result, the return of an Investment Fund that pursues a market neutral strategy can be expected primarily to be a function of its investment manager’s ability to identify investment opportunities, rather than a function of general market movements. The low correlation of returns of market neutral investment strategies to the equity and fixed income markets means that market neutral Investment Funds offer the potential to produce positive investment returns regardless of general market conditions.

Event-Driven: Event-driven strategies generally seek to profit from investments in companies that are, or are expected to be, involved in mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks or other corporate events that are typically associated with substantial market price changes. The strategy also includes activist investment strategies pursued by managers that generally advocate for changes in corporate governance, policies, structure or goals to unlock value. These managers may take a public stance on their investments, openly confronting senior management and boards of directors in seeking to effect changes.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(1) Organization (continued):

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser engaged the Sub-Adviser, also a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties.

The Sub-Adviser, as part of the Investment Fund selection process, conducted reviews of the managers of such funds, their investment processes and organizations, and conducted interviews with references and industry sources to complete its evaluations. The Adviser utilized the Sub-Adviser’s analyses and recommendations in selecting Investment Funds and making investment decisions on behalf of the Fund.

SEI Global Services, Inc. provides accounting, administrative and member services to the Fund.

Units were offered solely to eligible investment management clients of BNY Mellon Wealth Management in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units by investors were accepted at such times as the Fund determined and were generally accepted monthly. The offering of Units was terminated, effective March 3, 2020.

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to elect to be treated as, and to operate in a manner to qualify as, a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Units were offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Units are not redeemable. However, the Fund from time to time made offers to Members holding Units (“Members”) to repurchase Units at their net asset value. These offers were made at such times and on such terms as was determined by the Board and were generally made twice each calendar year. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion. To assure that all Members are treated fairly in connection with the Fund’s liquidation and receive their pro rata shares of the Fund’s assets, the Board does not intend to make any further offers to repurchase Units.

Generally, except as provided under applicable law or under the Fund’s Limited Liability Company Agreement, a Member will not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the value of Units held by such Member, plus such Member’s share of the Fund’s undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiaries. Accordingly, all inter-company transactions and balances have been eliminated.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments:

In accordance with the authoritative guidance on fair value measurements under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received on the sale of an asset, or the amount paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modelling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. If applicable, investments classified within Level 3, the fair value measurements of which consider several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments are valued at the net asset value thereof as reported by the Investment Funds or their administrators, without adjustment.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, such fair value of the Fund’s interest in an Investment Fund ordinarily is the value of such interest as determined by the Investment Fund in accordance with its valuation policies as of the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations of the Fund’s investments in Investment Funds as of September 30, 2020 utilize financial information supplied by the Investment Funds or their administrators and are net of management fees and performance-based incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. They do not reflect the impact of any early redemption or withdrawal fees that might be incurred in connection with a redemption or withdrawal as of the valuation date. In the event that an Investment Fund does not report a value to the Fund as of the end of a calendar month on a timely basis, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund and consideration of any other relevant information available at the time the Fund values its portfolio. Pursuant to ASU 2015-07, the fair value of investments in Investment Funds is ordinarily measured using net asset value as the practical expedient and therefore excluded from the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value. At September 30, 2020, all investments in affiliated investment companies valued at $25,944,166 were considered Level 1 of the fair value hierarchy.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund has invested do not generally distribute income earned on their investments or gains realized

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(2) Significant Accounting Policies (continued):

B. Securities Transactions and Income (continued)

from their investment activity. Such undistributed amounts are captured in the values of the Investment Funds in the form of unrealized appreciation (depreciation).

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; audit fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members. The Fund will also bear various expenses in connection with its liquidation.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they have not borrowed to make their investments.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current fiscal year. If the tax law requires interest or penalties to be paid on an underpayment of income taxes, such interest and penalties will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations. During the current fiscal year, the Fund did not incur any interest or penalties. Each tax year in the four years ended March 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than as short-term capital losses as was previously the case. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund.

During the tax period ended September 30, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment of net operating losses, the Fund increased distributable earnings by $4,070,509, and decreased paid-in capital by $4,070,509.

The tax character of distributions paid to shareholders for the tax periods ended September 30, 2020 and September 30, 2019 were as follows: long-term capital gains of $17,509,828 and $20,330,433, respectively.

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $6,599,047 and unrealized appreciation $4,885,125. In addition, the Fund had currency losses after October 31, 2019 of $441,203 and ordinary losses after December 31, 2019 of $3,529,077, which were deferred for tax purposes to the first day of the following year.

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from its investments. The allocated taxable income is reported to the Fund by Investment Funds taxable as partnerships on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2020 are noted below.

Federal tax cost of investments	$34,771,870

Gross unrealized appreciation	4,885,125
Gross unrealized depreciation	—

Net unrealized depreciation	$4,885,125

E. Affiliated Investment Companies

Investments in affiliated investment companies during the period ended September 30, 2020 were as follows:

Affiliated Investment Company	Value at March 31, 2020	Purchases	Sales	Value at September 30, 2020	Dividend Income
Dreyfus Institutional Treasury Securities Cash Advantage Fund - Institutional Shares	$8,781,833	$100,558,584	$(83,396,251)	$25,944,166	$6,400

F. Cash and Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At September 30, 2020, the Fund had $25,944,166 invested in Institutional Shares of Dreyfus Institutional Treasury Securities Cash Advantage Fund, an affiliated institutional money market fund, including $1,775 of assets segregated for payout of cash holdbacks related to repurchases of Units. See Note 8.

The Fund also holds $33,689 Hong Kong Dollars, which have a value of approximately $4,347 USD.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund agreed to pay the Adviser a monthly fee, computed at the annual rate of 1.50% of the Fund’s net assets determined as of the close of business on the last day of the month (the “Investment Advisory Fee”).

Pursuant to a Sub-Investment Advisory Agreement, the Adviser agreed to pay the Sub-Adviser a monthly fee, computed at the annual rate of 0.75% of the Fund’s net assets determined as of the close of business on the last day of the month (the “Sub-Investment Advisory Fee”).

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(3) Investment Advisory Fee and Other Transactions with Affiliates (continued):

In view of the decision to liquidate the Fund, the Adviser and the Sub-Adviser voluntarily agreed to reduce their fees by 50%. Therefore, effective April 1, 2020, the Investment Advisory Fee was reduced to 0.75% and the Sub-Investment Advisory Fee was reduced to 0.375%. Effective July 31, 2020, the Sub-Investment Advisory Agreement was terminated. For the period ended September 30, 2020, the Fund paid the Adviser investment advisory fees of $364,207.

The Fund has retained The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services to the Fund. In consideration for these services, BNYM is paid a fee by the Fund and also earns interest on cash balances of the Fund maintained with BNYM, including disbursement balances and balances arising from purchase and sale transactions. The Fund reimburses BNYM for certain expenses it incurs in providing services to the Fund. Pursuant to the Custody Agreement, the Fund was charged $11,500 for custody service fees and expenses for the period ended September 30, 2020.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson each are paid an additional annual retainer of $5,000. The Fund also reimburses Directors for their reasonable out-of-pocket expenses. The Fund paid Directors’ fees of $90,000 for the period ended September 30, 2020.

The Directors do not receive any pension or other retirement benefits from the Fund.

(4) Investment Transactions:

During the period ended September 30, 2020, the Fund had aggregate contributions of capital to and withdrawals of capital from Investment Funds of $0 and $95,748,170, respectively.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on the Fund’s history and experience, management believes that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invested trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss with respect to any Investment Funds is generally limited to the value of the Fund’s interest in that Investment Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocated assets to a select group of portfolio managers and invested in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including: risks arising from the volatility of the equity, fixed income, commodity and currency markets; risks of borrowings and short sales; risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets and the illiquidity of derivative instruments; and the risk of loss from counter-party defaults. No guarantee or representation is made that the Fund’s investment program will be successful.

The value of the Fund’s investments in Investment Funds and the securities in which those funds invest may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors,

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(7) Risk Factors (continued):

industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers. This could adversely affect the performance of Investment Funds and thus, the investment performance of the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. A recent example of this are the aggressive measures taken in response to the COVID-19 pandemic by governments throughout the world - including closing borders, restricting international and domestic travel, and imposing prolonged quarantines of large populations - and by businesses - including changes to operations and reducing staff. The COVID-19 pandemic and these responses have contributed to increased volatility in global securities markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent an Investment Fund in which the Fund invests focuses its investments in particular countries, companies, industries or market sectors, the Fund will have greater exposure to potential losses from adverse developments affecting those countries, companies, industries or sectors. The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw capital from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having lock-up provisions under which capital withdrawals or redemptions are prohibited for a specified period following the date of the Fund’s investment. Certain Investment Funds permit early withdrawals or redemptions prior to expiration of these periods, subject to approval, but in connection therewith may charge penalties which, generally, are determined as a percentage of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or may suspend or otherwise restrict the ability of their investors (including the Fund) to redeem their interests in or withdraw their capital from the funds.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund generally limited its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. However, to facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may have purchased non-voting securities of, or may have waived irrevocably its right to vote securities of, certain Investment Funds. In cases where the Fund purchased non-voting securities of, or waived its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that require the approval of security holders of the Investment Fund, possibly including matters that may adversely affect the Fund and Members.

(8) Unit Repurchases:

In view of the decision to liquidate the Fund, the Fund did not effect any repurchases of Units during the period ended September 30, 2020.

(9) Subsequent Events:

Effective November 10, 2020, the Fund established MOLSSF Liquidating Trust (the “Liquidating Trust”), a Delaware statutory trust, as permitted by the Plan of Liquidation and transferred substantially all of the assets and liabilities of the Fund to the Liquidating Trust. BNY Mellon Trust of Delaware serves as trustee of the Liquidating Trust and the Adviser, in its capacity as liquidator of the Fund, provides various services to the Liquidating Trust, without any charge. The Adviser has retained SEI Investments Global Funds Services, Inc. (“SEI”), the administrator of the Fund, to provide certain administrative services to the Liquidating Trust. Each Member has been issued units of the Liquidating Trust representing a pro rata interest in the Liquidating Trust that is the same as such Member’s pro rata interest in the Fund as of November 10, 2020. In view of the transfer of assets and liabilities of the Fund to the

Mellon Optima L/S Strategy Fund, LLC

Notes to Consolidated Financial Statements

September 30, 2020 (unaudited)

(9) Subsequent Events (continued):

Liquidating Trust, the Fund’s Investment Advisory Agreement with the Adviser, its Custody Agreement with BNYM and its administration agreement with SEI, each were terminated as of such date. The obligation of the Fund to pay holdback amounts to Members whose Units were repurchased by the Fund (see Note 2(F) above) has been transferred to the Liquidating Trust. Generally, distributions of the assets of the Liquidating Trust will be made to Members at such times and in such amounts as is determined by the Adviser. It is anticipated that all of the net assets of the Liquidating Trust will be distributed to Members by June 30, 2022.

The Fund has evaluated all subsequent events through November 30, 2020, the date on which these financial statements were issued, and except as noted in this Note 9, has determined that no additional disclosures are required.

Item 2.	Code of Ethics.

Not applicable to this semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b) Not applicable to this semi-annual filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this semi-annual filing.

(b) There have been no changes to the Investment Council of Mellon Hedge Advisors, LLC or the Investment Committee of Optima Asset Management, LLC since the Registrant’s most recent Form N-CSR filing.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable to this semi-annual filing.

(a)(2) Certifications of the acting Principal Executive Officer of the Registrant and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b) Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ ANTHONY MASTROCOLA
Anthony Mastrocola, President and Chief Executive Officer

Date: December 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ ANTHONY MASTROCOLA
Anthony Mastrocola, President and Chief Executive Officer

Date: December 10, 2020

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: December 10, 2020